Exhibit 99.1

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SILICON GRAPHICS, INC., et al.,	:	Case No. 09-11701 (MG)
:
Debtors.	:	(Jointly Administered)
:
x

INTERIM ORDER ESTABLISHING NOTIFICATION AND

HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES

Upon the motion (the “Motion”)1 of Silicon Graphics, Inc. (“Silicon Graphics”) and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the “Debtors”), for an order (the “Order”) establishing notification and hearing procedures for trading in equity securities; and upon the Declaration of Gregory S. Wood in Support of Chapter 11 Petitions and First Day Motions and Applications, sworn to on March 31, 2009; and it appearing that this Court has jurisdiction to consider the Motion pursuant to 28 U.S.C. §§ 157 and 1334; and it appearing that venue of the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and it appearing that this matter is a core proceeding pursuant to 28 U.S.C. § 157(b); and this Court having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor;

[1]	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Motion.

IT IS HEREBY ORDERED THAT:

1. The Motion is GRANTED to the extent provided herein.

2. A hearing to consider entry of a final order (a “Final Order”) approving the relief requested in the Motion, including the relief requested with respect to establishing notice and sell-down procedures for trading in claims against the Debtors’ estates, shall be heard before this Court on April 24, 2009, at 10:00 a.m. (Prevailing Eastern Time) at the United States Bankruptcy Court for the Southern District of New York, Courtroom 501, One Bowling Green, New York, New York 10004.

3. Objections to entry of the Final Order must be filed with the Court and served, with courtesy copies to Chambers, on: (i) counsel to the Debtors, Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, Attn: Mark R. Somerstein; (ii) the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004, Attn: Andrew Velez-Rivera; (iii) counsel to the Agent for the Secured Lenders, Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attn: Abbe L. Dienstag; and (iv) counsel to any committees formed in these cases pursuant to section 1102 of the Bankruptcy Code, by April 20, 2009, at 5:00 p.m. (Prevailing Eastern Time). The Debtors’ deadline to reply to any objection shall be April 22, 2009, at 5:00 p.m. (Prevailing Eastern Time).

4. If a Final Order is entered that establishes notice and sell-down procedures for trading in claims against the Debtors’ estates and a chapter 11 plan that seeks to comply with the requirements of I.R.C. § 382(l)(5) is confirmed, claims acquired after the Petition Date (other than those acquired pursuant to a binding agreement entered into prior to the Petition Date) may be required to be sold or otherwise disposed of pursuant to the provisions of such Final Order.

5. This order restricts trading in the equity securities of Silicon Graphics, Inc., but does not restrict trading in claims against the Debtors. Any purchase, sale, or other transfer of equity securities of the Debtors in violation of the procedures set forth herein (including the requirements set forth in paragraph 6 below) shall be null and void ab initio as an act in violation of the automatic stay under §§ 362 and 105(a) of the Bankruptcy Code.

6. The following procedure shall apply to trading in equity securities of Silicon Graphics:

(a) Any person or entity (as defined in Treasury Regulations section 1.382-3(a) for purposes of this paragraph 6) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on the Debtors and counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 1A, on or before the later of (A) 20 days after the effective date of the notice of entry of the Order or (B) ten days after becoming a Substantial Shareholder.

(b) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in an increase in the amount of common stock of Silicon Graphics beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder (or prospective Substantial Shareholder) shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1B, of the intended transfer of equity securities.

(c) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in a decrease in the amount of common stock of Silicon Graphics beneficially owned by a Substantial Shareholder or would result in a person or entity ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1C, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”).

(d) The Debtors shall have 30 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder (or prospective Substantial Shareholder) an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to use their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of the Order, (A) a “Substantial Shareholder” is any person or entity that beneficially owns at least 553,000 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Silicon Graphics, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, the Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

7. Within five business days of the entry of the Order, the Debtors shall serve a notice of order setting forth the procedures authorized herein substantially in the form attached as Exhibit 2 hereto (the “Notice of Order”) on (a) the Office of the United States Trustee for the Southern District of New York; (b) the Securities and Exchange Commission; (c) the Internal Revenue Service; (d) the United States Attorney Office for the Southern District of New York; (e) the Office of the Attorney General of the United States; (f) counsel to the Agent for the Secured Lenders; (g) the creditors holding the 50 largest unsecured claims against the Debtors’ estates (on a consolidated basis); (h) any statutory committee appointed under section 1102 of the Bankruptcy Code; (i) the transfer agents for any class of common stock of Silicon Graphics; and (j) all known holders of 5% or more of Silicon Graphics, Inc.’s common stock. Notice served pursuant to the preceding sentence shall be via first class mail, postage prepaid. Additionally, within five business days of the entry of the Order, the Debtors shall publish the Notice of Order in the National Edition of The Wall Street Journal. No further notice of entry of the Order need be served by the Debtors.

8. Any transfer agent(s) for any stock of Silicon Graphics having notice hereof shall provide such Notice of Order to all holders of such stock in excess of 300,000 shares registered with such transfer agent; provided that, if any transfer agent provides the Debtors with the name and addresses of all holders of such stock, the Debtors shall deliver the Notice of Order to such holders. Any such registered holder must, in turn, provide such Notice of Order to any holder for whose account such registered holder holds such stock in excess of 300,000 shares, and so on down the chain of ownership.

9. Any person or entity or broker or agent acting on such person or entity’s behalf who sells an aggregate amount of at least 300,000 shares of stock of Silicon Graphics, or an option with respect thereto, to another person or entity shall provide a copy of the Notice of Order to such purchaser of such stock or to any broker or agent acting on such purchaser’s behalf.

10. The Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures (other than the Debtors’ notification obligations) contained in the Order.

11. The Debtors are authorized and empowered to take all actions necessary to implement the relief granted in the Order.

12. Notwithstanding the relief granted in the Order and any actions taken pursuant to such relief, nothing in the Order shall create, nor is intended to create, any rights in favor of, or enhance the status of, any claim held by any person or entity.

13. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) are waived.

14. Notwithstanding any applicability of any Bankruptcy Rules, the terms and conditions of the Order shall be immediately effective and enforceable upon its entry.

15. The requirements pursuant to Rule 9013-1 of the Local Bankruptcy Rules are deemed satisfied.

16. This Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation and enforcement of the Order.

Dated: New York, New York
April 3, 2009

/s/ Martin Glenn
UNITED STATES BANKRUPTCY JUDGE

EXHIBIT 1A

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SILICON GRAPHICS, INC., et al.,	:	Case No. 09-11701 (MG)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF STATUS AS A SUBSTANTIAL SHAREHOLDER1

PLEASE TAKE NOTICE that [Name of Shareholder] is/has become a Substantial Shareholder with respect to the common stock (including any options with respect thereto) (the “Common Stock”) of Silicon Graphics, Inc. (“SGI”), a debtor and debtor in possession in Case No. 09-11701 (MG) pending in the United States Bankruptcy Court for the Southern District of New York.

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Shareholder] beneficially owns [            ] shares of the Common Stock of SGI. The following table sets forth the date(s) on which [Name of Shareholder] acquired or otherwise became the beneficial owner of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page if necessary)

[1]	For purposes of the Order, (A) a “Substantial Shareholder” is any person or entity that beneficially owns at least 553,000 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of SGI, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

2

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [Name of Shareholder] is [            ].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Shareholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Establishing Notification and Hearing Procedures for Trading in Equity Securities, this Notice is being (a) filed with the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York 10004, and (b) served upon counsel to the Debtors, Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 (Attention: Mark R. Somerstein).

Respectfully submitted,

(Name of Shareholder)

By:
Name:
Title:

Address:
Telephone:
Facsimile:

Date:

3

EXHIBIT 1B

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
:
In re	:	Chapter 11
:
SILICON GRAPHICS, INC., et al.,	:	Case No. 09-11701 (MG)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF INTENT TO PURCHASE, ACQUIRE,

OR OTHERWISE ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of the common stock (the “Common Stock”) of Silicon Graphics, Inc. (“SGI”) or an option with respect thereto (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Shareholder1 with the United States Bankruptcy Court for the Southern District of New York (the “Court”) and served copies thereof on the Debtors’ counsel.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [            ] shares of the Common Stock of SGI.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire, or otherwise accumulate [            ] shares of Common Stock or an option with respect to [            ] shares of Common Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own [            ] shares of Common Stock after the transfer (including any options with respect to any Common Stock).

[1]

For purposes of the Order, (A) a “Substantial Shareholder” is any person or entity that beneficially owns at least 553,000 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of SGI, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

2

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Acquirer] is [            ].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Establishing Notification and Hearing Procedures for Trading in Equity Securities, this Notice is being (a) filed with the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York 10004, and (b) served upon counsel to the Debtors, Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 (Attention: Mark R. Somerstein).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Acquirer] that may result in [Name of Prospective Acquirer] purchasing, acquiring or otherwise accumulating additional shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

(Name of Shareholder)

By:
Name:
Title:

Address:
Telephone:
Facsimile:

Date:

3

EXHIBIT 1C

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SILICON GRAPHICS, INC., et al.,	:	Case No. 09-11701 (MG)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF INTENT TO SELL, TRADE,

OR OTHERWISE TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of the common stock (the “Common Stock”) of Silicon Graphics, Inc. (“SGI”) or an option with respect thereto (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Shareholder1 with the United States Bankruptcy Court for the Southern District of New York (the “Court”) and served copies thereof on the Debtors’ counsel.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Seller] currently beneficially owns [            ] shares of the Common Stock of SGI (including any options with respect to any Common Stock).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade, or otherwise transfer [            ] shares of Common Stock or an option with respect to [            ] shares of Common Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Seller] will beneficially own [            ] shares of Common Stock after the transfer.

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Seller] is [            ].

[1]

For purposes of the Order, (A) a “Substantial Shareholder” is any person or entity that beneficially owns at least 553,000 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of SGI, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

2

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Establishing Notification and Hearing Procedures for Trading in Equity Securities, this Notice is being (a) filed with the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York 10004, and (b) served upon counsel to the Debtors, Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 (Attention: Mark R. Somerstein).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Seller] that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

(Name of Shareholder)

By:
Name:
Title:

Address:
Telephone:
Facsimile:

Date:

3

EXHIBIT 2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
:
In re	:	Chapter 11
:
SILICON GRAPHICS, INC., et al.,	:	Case No. 09-11701 (MG)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF INTERIM ORDER ESTABLISHING NOTIFICATION AND

HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN THE DEBTORS:

PLEASE TAKE NOTICE that on April 1, 2009 (“Petition Date”), Silicon Graphics, Inc. (“Silicon Graphics”) and certain of its subsidiaries and affiliates (the “Affiliate Debtors,” and together with SGI, the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101-1532, as amended (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

PLEASE TAKE FURTHER NOTICE that on April 1, 2009, the Debtors filed a motion seeking entry of an order pursuant to sections 105, 362, and 541 of the Bankruptcy Code establishing notification and hearing procedures for trading in equity securities and establishing the notice and sell-down procedures for trading in Claims (as defined in the Motion) against the Debtors’ estates (the “Motion”).

PLEASE TAKE FURTHER NOTICE THAT on             , 2009, the United States Bankruptcy Court for the Southern District of New York (the “Court”) entered an interim order approving the procedures set forth below in order to preserve the Debtors’ net operating losses and certain other tax attributes (“Tax Attributes”) pursuant to sections 105, 362, and 541 of the Bankruptcy Code (the “Order”). Except as otherwise provided in the Order, any sale or other transfer of equity securities in the Debtors in violation of the procedures set forth below shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES OF SILICON GRAPHICS:

(a) Any person or entity (as defined in Treasury Regulations section 1.382-3(a) for purposes of this Section 3) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on the Debtors and counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 1A, on or before the later of (A) 20 days after the effective date of the notice of entry of the Order or (B) ten days after becoming a Substantial Shareholder.

(b) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in an increase in the amount of common stock of Silicon Graphics beneficially owned by a Substantial Shareholder or would result in a person or entity becoming a Substantial Shareholder, such Substantial Shareholder (or prospective Substantial Shareholder) shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1B, of the intended transfer of equity securities.

(c) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in a decrease in the amount of common stock of Silicon Graphics beneficially owned by a Substantial Shareholder or would result in a person or entity’s ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1C, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a “Notice of Proposed Transfer”).

(d) The Debtors shall have 30 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors’ ability to use their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 30-day waiting period.

(e) For purposes of the Order, (A) a “Substantial Shareholder” is any person or entity that beneficially owns at least 553,000 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Silicon Graphics, (B) “beneficial ownership” shall be determined in accordance with applicable rules under I.R.C. § 382, the Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an “option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

2

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, counsel to the Debtors, Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 (Attention: Mark R. Somerstein), will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, [            ], shall supply a copy of the Order. The Official Copy Service shall supply a copy of the Order at a cost to be paid by the person requesting it at the prevailing fee being charged by the Official Copy Service. The Official Copy Service shall accommodate document requests during normal business hours, Monday to Friday (excluding recognized holidays).1

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF EQUITY SECURITIES IN THE DEBTORS IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated:	New York, New York , 2009	ROPES & GRAY LLP

Mark I. Bane (MB 4883)
Mark R. Somerstein (MS 9721)
Shuba Satyaprasad (SS 5875)
James A. Wright III (JW 3007)
1211 Avenue of the Americas
New York, NY 10036
Tel: 212-596-9000
Fax: 212-596-9090

Proposed Attorneys for the Debtors
and Debtors in Possession

[1]	Normal business hours for the Official Copy Service are [from 7:00 a.m. to 6:00 p.m. (prevailing Pacific Time)].

3